Exhibit 21.2

Subsidiaries of New Viacom Corp. owned greater than 50% (and their subsidiaries owned greater than 50%)
following the separation

Domestic

Subsidiary Name	Place of Incorporation or Organization
$600/Hour Productions LLC	Delaware

37th Floor Productions Inc.	Delaware

38th Floor Productions Inc.	Delaware

5555 Communications Inc.	Delaware

Aardvark Productions, Inc.	Delaware

After School Productions Inc.	Delaware

All About Productions LLC	Delaware

Animated Productions Inc.	Delaware

Antics G.P. Inc.	Delaware

Artcraft Productions Inc.	Delaware

Bardwire Inc.	Delaware

Benjamin Button Productions LLC	Louisiana

BET Acquisition Corp.	Delaware

BET Animations, LLC	Delaware

BET Arabesque, LLC	Delaware

BET Comic View II, LLC	Delaware

BET Creations, Inc.	Delaware

BET Development Company	Delaware

BET Documentaries, LLC	Delaware

BET Event Productions, LLC	Delaware

BET Grilled, LLC	Delaware

BET Holdings Inc.	Delaware

BET Innovations Publishing, Inc.	Delaware

BET International, Inc.	Delaware

BET Live From LA, LLC	Delaware

BET Live Productions, LLC	Delaware

BET Music Soundz, Inc.	Delaware

BET Oh Drama!, LLC	Delaware

BET Pictures II Development & Production, Inc.	Delaware

BET Pictures II Distribution, Inc.	Delaware

BET Pictures II, LLC	Delaware

BET Prime and Mike, LLC	Delaware

BET Productions II, Inc.	Delaware

BET Productions III, LLC	Delaware

BET Productions IV, LLC	Delaware

BET Publications, LLC	Delaware

BET Radio LLC	Delaware

BET Satellite Services, Inc.	Delaware

BET Services, Inc.	Delaware

BET Sheryl & Friends LLC	Delaware

BET Television Productions, LLC	Delaware

BET The Way We Do It, LLC	Delaware

Beta Theatres Inc.	Delaware

Big Shows Inc.	Delaware

Black Entertainment Television, Inc.	District of Columbia

Blackout Productions Inc.	Delaware

Bling Productions Inc.	Delaware

BN Productions Inc.	Delaware

Box Italy, LLC, The	Delaware

Box Worldwide LLC, The	Delaware

Caballero Acquisition Inc.	Delaware

California Holdings LLC	Delaware

CBS Cable Networks, Inc.	Delaware

Central Productions, LLC	Delaware

Centurion Satellite Broadcast Inc.	Delaware

Cinamerica Service Corp.	Delaware

Cloverleaf Productions Inc.	Delaware

CMT Productions Inc.	Delaware

Cocktails @ 4 Productions LLC	Delaware

Columbus Circle Films Inc.	Delaware

Comedy Partners (general partnership)	New York

Country Entertainment, Inc.	Delaware

Country Music Television, Inc.	Tennessee

Country Network Enterprises, Inc.	Delaware

country.com, Inc.	Delaware

Cradle of Life Productions LLC	Delaware

Creative Mix Inc.	Delaware

Danielle Productions LLC	Delaware

Delaware Blue Steel Inc.	Delaware

Delawaresilu Music Corp.	New York

DIGICO Inc.	Delaware

Direct Court Productions, Inc.	Delaware

DTE Films LLC	Delaware

Eighth Century Corporation	Delaware

Emily Productions LLC	Delaware

Ensign Music Corporation	Delaware

Extreme Group Holdings Inc.	Delaware

Failure to Launch Productions LLC	Louisiana

Famous Music Corporation	Delaware

Famous Orange Productions Inc.	Delaware

Festival Inc.	Delaware

Filmcraft Productions Inc.	Delaware

Future General Corporation	Delaware

Games Animation Inc.	Delaware

Games Productions Inc.	Delaware

GC Productions Inc.	Delaware

Grace Productions LLC	Delaware

Gramps Company Inc., The	Delaware

Hey Yeah Productions Inc.	Delaware

House of Yes Productions Inc.	Delaware

IFILM Corp.	Delaware

Imagine Radio, Inc.	California

International Overseas Film Services, Inc.	Delaware

International Overseas Productions, Inc.	California

Joseph Productions Inc.	Delaware

Ladies Man Productions USA Inc.	Delaware

Last Holiday Productions LLC	Louisiana

Long Road Productions (Illinois partnership)	Illinois

Longest Yard Productions Inc.	Delaware

MAD Production Trucking Company	Delaware

Magical Motion Pictures Inc.	Delaware

Magicam, Inc.	Delaware

Marathon Holdings Inc.	Delaware

Michaela Productions Inc.	Delaware

Mischief New Media Inc.	New York

MoonMan Productions Inc.	Delaware

MTV Animation Inc.	Delaware

MTV Asia Development Company Inc.	Delaware

MTV Australia Inc.	Delaware

MTV DMS Inc.	Delaware

MTV India Development Company Inc.	Delaware

MTV Networks Argentina LLC	Delaware

MTV Networks Company	Delaware

MTV Networks Enterprises Inc.	Delaware

MTV Networks Europe Inc.	Delaware

MTV Networks Global Services Inc.	Delaware

MTV Networks Latin America Inc.	Delaware

MTV Networks On Campus Inc.	Delaware

MTV Networks Shopping Inc.	Delaware

MTV Networks South Africa Inc.	Delaware

MTV Russia Holdings Inc.	Delaware

MTV Songs Inc.	Delaware

MTVBVI Inc.	Delaware

MTVi Group, Inc., The	Delaware

MTVi Group, L.P., The	Delaware

MTVN Direct Inc.	Delaware

MTVN Online Inc.	Delaware

MTVN Online Partner I Inc.	Delaware

MTVN Online Partner I LLC	Delaware

MTVN Shopping Inc.	Delaware

MTVN Video Hits Inc.	Delaware

Music by Nickelodeon Inc.	Delaware

Music By Video Inc.	Delaware

NeoPets Foundation	California

NeoPets, Inc.	Delaware

Netherlands Overseas Inc.	Delaware

Network Enterprises, Inc.	Delaware

Neutronium Inc.	Delaware

New Viacom International Corp.	Delaware

Newdon Productions	Delaware

Nick at Nite's TV Land Retromercials Inc	Delaware

Nickelodeon Animation Studios Inc.	Delaware

Nickelodeon Australia Inc.	Delaware

Nickelodeon Brasil Inc.	Delaware

Nickelodeon Direct Inc.	Delaware

Nickelodeon Global Network Ventures Inc.	Delaware

Nickelodeon Magazines Inc.	Delaware

Nickelodeon Movies Inc.	Delaware

Nickelodeon Notes Inc.	Delaware

Nickelodeon Online Inc.	Delaware

Night Falls Productions Inc.	Delaware

Noggin LLC	Delaware

NP Domains, Inc.	Delaware

NV International, Inc.	Georgia

O&W Corporation	Tennessee

One and Only Joint Venture, The	New York

On-Site Productions Inc.	Delaware

Open Door Productions Inc.	Delaware

Outdoor Entertainment, Inc.	Tennessee

Paramount Canadian Productions, Inc.	Delaware

Paramount Digital Entertainment Inc.	Delaware

Paramount Films of Australia Inc.	Delaware

Paramount Films of China, Inc.	Delaware

Paramount Films of Egypt, Inc.	Delaware

Paramount Films of India, Ltd.	Delaware

Paramount Films of Italy, Inc.	Delaware

Paramount Films of Lebanon, Inc.	Delaware

Paramount Films of Pakistan, Ltd.	Delaware

Paramount Films of Southeast Asia Inc.	Delaware

Paramount Home Entertainment Inc.	Delaware

Paramount Images Inc.	Delaware

Paramount LAPTV Inc.	Delaware

Paramount Music Corporation	Delaware

Paramount Overseas Productions, Inc.	Delaware

Paramount Pictures Corporation	Delaware

Paramount Pictures Louisiana Production Investments II LLC	Louisiana

Paramount Pictures Louisiana Production Investments LLC	Louisiana

Paramount Production Support Inc.	Delaware

Paramount Productions Service Corporation	Delaware

Paramount Worldwide Productions Inc.	Delaware

Para-Sac Music Corporation	Delaware

Park Court Productions, Inc.	Delaware

Peanut Worm Productions Inc.	Delaware

Peppercorn Productions, Inc.	Tennessee

Pet II Productions Inc.	Delaware

Pop Channel Productions Inc.	Delaware

Pop Culture Productions Inc.	Delaware

Pop Toons Inc.	Delaware

Premiere House, Inc.	Delaware

Preview Acquisition Corp.	Delaware

PT Productions Inc.	Delaware

Rat Race USA Inc.	Delaware

Remote Productions Inc.	Delaware

Rooftop Publishing Company d/b/a goCityKids	California

Scarab Publishing Corporation	Delaware

SFI Song Company	Florida

SonicNet LLC	Delaware

Spelling Films Inc.	Delaware

Spelling Films Music Inc.	Delaware

Spelling Pictures Inc.	Delaware

State of Mind Inc.	Delaware

Staying Alive Foundation Inc., The (not for profit corporation)	New York

Stepdude Productions LLC	Louisiana

Superstar Productions USA Inc.	Delaware

Talent Court Productions, Inc.	Delaware

TC Productions Inc.	Delaware

Thinner Productions, Inc.	Delaware

TNN Classic Sessions, Inc.	Delaware

TNN Productions, Inc.	Delaware

Tunes By Nickelodeon Inc.	Delaware

TV Land Canada Holding Inc.	Delaware

TV Scoop Inc.	Delaware

UGJ Productions Inc.	Delaware

Untitled Productions II LLC	Delaware

Uptown Productions Inc.	Delaware

VH-1 Save the Music Foundation (not for profit corporation)	New York

Viacom Animation of Korea Inc.	Delaware

Viacom Asia Inc.	Delaware

Viacom Camden Lock Inc.	Delaware

Viacom Consumer Products Inc.	Delaware

Viacom Global Services Inc.	Delaware

Viacom Hearty Ha!Ha! LLC	Delaware

Viacom Holdings Germany LLC	Delaware

Viacom International Services Inc.	Delaware

Viacom Netherlands Management LLC	Delaware

Viacom Networks Europe Inc.	Delaware

Viacom Notes Inc.	Delaware

Viacom Realty Corporation	Delaware

Viacom Receivables Funding I Corporation	Delaware

Viacom Songs Inc.	Delaware

Viacom Subsidiary Management Corp.	Delaware

Viacom Tunes Inc.	Delaware

Wilshire Court Productions, Inc.	Delaware

World Skating League, LLC	Tennessee

World Sports Enterprises (general partnership)	Tennessee

Worldwide Productions, Inc.	Delaware

Wuthering Heights, CA Productions Inc.	Delaware

Foreign

Subsidiary Name	Place of Incorporation or Organization
1677873 Ontario Inc.	Canada (Ontario)

1677875 Ontario Inc.	Canada (Ontario)

24th Floor Inc.	Canada (Ontario)

2gether Productions Inc.	Canada (B.C.)

3085284 Nova Scotia Limited	Canada (Nova Scotia)

ATR Films Inc.	Canada (Ontario)

Bad Boys Production Music B.V.	Netherlands

Belhaven Limited	Bahamas

Biscondi Sdn Bld (IN LIQUIDATION)	Malaysia

Blind Eye Productions Inc	Canada (B.C.)

Brainpool TV GmbH	Koln, Germany

Bronson Gate Film Management GmbH	Germany

Cape Cross Studio/Filmlicht GmbH	Koln, Germany

Capital Equipment Leasing Limited	London, UK

Cent Productions Inc.	Canada (Ontario)

CIC Home Video GmbH (IN LIQUIDATION)	Switzerland

CIC Video (Pty) Ltd	South Africa

Cinematic Arts B.V.	The Netherlands

CVV (Japan) B.V.	The Netherlands

Director's Cuts Production Music Limited	UK

DTV Productions Inc.	Canada (Ontario)

e-tv Internet Produktions-und Vermarktungs GmbH	Koln, Germany

Extreme Australia Pty Limited	Australia

Extreme Music Limited	UK

Extreme Music RMF Limited	UK

Extreme Musikverlag GmbH	Germany

Famous Music Publishing France SARL	France

Famous Music Publishing Germany GmbH & Co KG	Germany

Famous Music Publishing Limited	UK

Famous Players International B.V.	Netherlands

Films Paramount S.A.	France

Four Brothers Films Inc.	Canada (Ontario)

Futa BV	Netherlands

Global Film Distributors B.V.	Netherlands

Golden UIP Film Distributors Limited	Hong Kong

Greenland Place Music Limited	UK

Haverstraw Insurance Corporation Ltd.	Bermuda

High Command Productions Limited	UK

HTL Productions Inc.*	Canada (Ontario)

IFH International Film Holding BV	Netherlands

Invision Holdings BV	Netherlands

Kindernet CV	Netherlands

Köln Comedy Festival GmbH	Germany

Lisarb Holding B.V.	Netherlands

Mario Barth TV Produktionsgesellschaft GmbH	Germany

Maximum Attitude Musique S.A.R.L.	France

Mea Culpa Mediaverwert GmbH	Germany

Mea Culpa TV Produktions GmbH	Germany

MG Films Inc.	Canada (Ontario)

MTV Asia LDC	Cayman Islands

MTV Asia Ownership One LDC	Cayman Islands

MTV Asia Ownership Two LDC	Cayman Islands

MTV Asia Ventures (India) Pte. Limited	Mauritius

MTV Asia Ventures Co.	Cayman Islands

MTV Channel Espana SL	Spain

MTV Extra SAS	France

MTV Hong Kong Limited	Hong Kong

MTV India LDC	Cayman Islands

MTV Networks AB	Sweden

MTV Networks Argentina Srl	Argentina

MTV Networks Australia Pty Ltd	Australia

MTV Networks B.V.	Netherlands

MTV Networks Belgium BVBA	Belgium

MTV Networks de Mexico S. de R.L. de C.V.	Mexico

MTV Networks GmbH & Co OHG	Germany

MTV Networks India Private Limited	India

MTV Networks Japan BV	Netherlands

MTV Networks Ltda (Portugal)	Portugal

MTV Networks Polska BV	Netherlands

MTV Networks Polska Ltd	UK

MTV Networks Polska Sp.zo.o	Poland

MTV Networks Productions BV	Netherlands

MTV Networks SARL	France

MTV Networks Verwaltung GmbH	Germany

MTV Radio Productions Limited	UK

MTV SA LDC	Cayman Islands

MTV Taiwan LDC	Cayman Islands

NeoPets Asia Pte. Ltd.	Singapore

Nickelodeon (Deutschland) GmbH & Co KG	Germany

Nickelodeon (Deutschland) Verwaltung GmbH	Germany

Nickelodeon Asia Holdings Pte Ltd	Singapore

Nickelodeon Brazil Ltda	Brazil

Nickelodeon France SAS	France

Nickelodeon Huggings U.K. Limited	UK

Nickelodeon India Pvt Ltd	India

Nickelodeon International Ltd.	UK

Nickelodeon Management Pte Ltd	Singapore

Nickelodeon Mauritius Ltd	Mauritius

NV Broadcasting (Canada) Inc.	Canada

Paramount British Pictures Limited	UK

Paramount Comedy Channel Espana SL	Spain

Paramount Home Entertainment (Australasia) Pty. Ltd.	Australia

Paramount Home Entertainment (Brazil) Limitada	Brazil

Paramount Home Entertainment (Denmark) I/S	Denmark

Paramount Home Entertainment (Finland) Oy	Finland

Paramount Home Entertainment (France) S.A.S.	France

Paramount Home Entertainment (Germany) GmbH	Germany

Paramount Home Entertainment (Italy) SRL	Italy

Paramount Home Entertainment (Japan) Ltd	Japan

Paramount Home Entertainment (Korea) Ltd	Korea

Paramount Home Entertainment (Mexico) S de RL de CV	Mexico

Paramount Home Entertainment (Mexico) Services S de RL de CV	Mexico

Paramount Home Entertainment (New Zealand) Ltd.	Netherlands

Paramount Home Entertainment (Norway) ANS	Norway

Paramount Home Entertainment (Spain) S.L.	Spain

Paramount Home Entertainment (Sweden) AB	Sweden

Paramount Home Entertainment (UK)	UK

Paramount Home Entertainment B.V.	Netherlands

Paramount Home Entertainment International (Holdings) B.V.	Netherlands

Paramount Home Entertainment International B.V.	Netherlands

Paramount Home Entertainment International Ltd.	UK

Paramount International (Netherlands) B.V.	Netherlands

Paramount Pay TV Limited	UK

Paramount Pictures Corporation (Canada) Inc.	Canada (Ontario)

Paramount Pictures Entertainment Canada Inc.	Canada (Ontario)

Paramount Pictures Productions Australia Pty Limited	Australia

Paramount Productions Inc.	Canada (Ontario)

Paramount UK Partnership (Paramount Comedy Channel UK)	UK

Perfect Score Films Inc.	Canada (B.C.)

PF Films Inc.	Canada (Ontario)

Pocher TV GmbH	Germany

PPC Film Management GmbH	Germany

Preview Investments BV	Netherlands

Regional Asia Investments Ventures Pte Ltd	Mauritius

RR Films Inc.	Canada (Alberta)

S Media Vision AG	Switzerland

Servicios Para Empresas de Entretenimiento S de RL de CV	Mexico

Smoker Films Inc	Canada (Ontario)

Space TV AG	Germany

The Box BV	Netherlands

The Extreme Music Library (Ireland) Limited	Ireland

The Extreme Music Library Limited	UK

The Music Source Inc.	Philippines

Timeline Films Inc.	Canada (Ontario)

TV on tour Veranstaltungs GmbH	Germany

TV Total Print Verlags GmbH	Germany

UIP (Poland) BV	Netherlands

UIP Danube International Pictures Ltd.	Hungary

UIP Filmverleih Gesellschaft mbH	Austria

UIP International Services B.V.	Netherlands

Unicorn Services	Bermuda

United International Pictures	UK

United International Pictures (Far East)	Hong Kong

United International Pictures (Israel)	Israel

United International Pictures (NZ)	New Zealand

United International Pictures (Schweiz) GmbH	Switzerland

United International Pictures (SDN)	Malaysia

United International Pictures (South Africa)	South Africa

United International Pictures (U.K.)	UK

United International Pictures A.B.	Sweden

United International Pictures A/S	Norway

United International Pictures and Company SNC	Belgium

United International Pictures ApS	Denmark

United International Pictures Company	South Korea

United International Pictures Distribuidora de Filmes Limitada	Brazil

United International Pictures EPE	Greece

United International Pictures Filmcilik ve Ticaret Limited Sirketi	Turkey

United International Pictures Filmverleih Gesellschaft mbH	Austria

United International Pictures GmbH	Germany

United International Pictures Limitada	Colombia

United International Pictures Ltda.	Chile

United International Pictures of Panama Inc.	Panama (Delaware)

United International Pictures OY	Finland

United International Pictures PTE	Singapore

United International Pictures Pty.	Australia

United International Pictures S. de R.L.	Mexico

United International Pictures S. de R.L.	Argentina

United International Pictures SARL	France

United International Pictures SL	Spain

United International Pictures SP ZOO	Poland

United International Pictures SRL	Italy

United International Pictures SRL	Peru

United International Pictures SRL	Venezuela

Viacom (Deutschland) Beteiligungen GmbH	Germany

Viacom Brand Solutions Limited	UK

Viacom Global (Netherlands) BV	Netherlands

Viacom Holdings Brasil Ltda	Brasil

Viacom Networks Italia Limited	UK

Viacom Overseas Holdings CV	Netherlands

Viacom VHENO GmbH	Germany

Visionair Television BV	Netherlands

VIVA Connect GmbH	Germany

VIVA Fernsehen Gmb	Germany

VIVA Hungary Z Broadcasting Company Ltd	Hungary

VIVA Media AG	Germany

VIVA Media Enterprises GmbH	Germany

VIVA Polska VIVA TV Productions Sp.o.o.	Poland

VIVA Production SRL	Italy

VIVA Radio Beteiligungs GmbH	Germany

Westka Interactive GmbH i.L	Germany

Widows Broom Films Inc.	Canada (Ontario)

Worldwide MSP Limited	UK

Zarina 99 Vermogensverwaltungesellschaft GmbH	Germany